Exhibit 10.3


                               FIRST AMENDMENT TO
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                    EXECUTIVE TERMINATION BENEFITS AGREEMENT
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THIS FIRST AMENDMENT TO THE EXECUTIVE TERMINATION BENEFITS AGREEMENT (this
"Amendment") is made as of November 3, 2003 by and among Liz Claiborne, Inc. (the "Company") and Paul R. Charron (the "Executive) (the Company and the Executive together, the "Parties"). Unless otherwise specified, capitalized terms herein shall have the meaning ascribed to them in the Change in Control Agreement (as defined herein).

                                   WITNESSETH:
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WHEREAS, the Parties are the parties to that certain Executive Termination
Benefits Agreement, dated as of January 1, 2001 (the "Change in Control Agreement").

WHEREAS, the Parties desire to amend the Change in Control Agreement as set forth in this Amendment.

NOW, THEREFORE, in consideration of the foregoing and the mutual covenants and agreements contained in this Amendment, and intending to be legally bound hereby, the parties hereto agree as follows:

     1. Amendment of Section 1(a). Section 1(a) of the Change in Control
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Agreement is amended by replacing the phrase "December 31, 2003" in Section
1(a)(i) with "December 31, 2006," and by eliminating the portion of such Section 1(a) that follows such reference to December 31, 2003.

     2. Amendment of Section 2(a)(iii). Section 2(a)(iii) of the Change in
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Control Agreement is amended by replacing the phrase "sixty percent (60%)" with the phrase "fifty percent (50%)."

     3. Counterparts; Effectiveness. This Amendment may be executed by facsimile
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and in one or more counterparts, all of which shall be considered one and the same agreement. Except as expressly amended hereby, the terms and conditions of the Change in Control Agreement shall remain in full force and effect.

     4. Controlling Law. This Amendment shall be construed in accordance with
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the laws of the State of Delaware with respect to contracts to be performed exclusively therein without regard to its conflict of laws rules.




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IN WITNESS WHEREOF, the undersigned have hereunto set their hands to this
Amendment to the Change in Control Agreement and consented to the amendments to the Change in Control Agreement contemplated hereby as of the date set forth above.

                                        LIZ CLAIBORNE INC.


                                        By: /s/ Michael Scarpa
                                           -------------------------------------
                                             Name: Michael Scarpa
                                             Title: Senior Vice President -
                                                    Chief Financial Officer




                                        /s/ Paul R. Charron
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                                        Paul R. Charron